Events after the reporting period	12 Months Ended
Dec. 31, 2019
Events after the reporting period [abstract]
Disclosure of events after reporting period
42.	Events after the reporting period
COVID-19
outbreak
The outbreak of a novel coronavirus (which causes the disease known as
COVID-19),
was first identified in December 2019 in Wuhan, China, and has since been declared a pandemic by the World Health Organization as it has spread across the globe.
Sports events throughout the world have been postponed or cancelled. Postponement or cancellation of test or qualifying events, as well as disruptions to training schedules for athletes and event volunteers across all sports, are likely to affect the timing and quality of events scheduled to be held months in the future. The Group expects that the foregoing developments could adversely affect the Mass Participation as well as its Spectator Sports and DPSS segments, and that adverse effect could be material. However, the Group believes that such outbreak will not have any impact on the going-concern basis of the preparation of these financial statements based on the assessment up to the date of the issuance of these financial statements.
The IHAG credit facility has a leverage ratio covenant, from which the Group expect it will need relief due to the impact of COVID-19 on the Group’s revenue. Failure to do so could result in an acceleration of the debt outstanding under the IHAG credit facility. The Group is still in discussion with the lenders with respect to covenant relief.
Refinancing
On March 11, 2020, the Company entered into a US$240 million (approximately €211,715) senior term loan facility with Credit Suisse AG, Singapore Branch, enabling the Company to refinance and prepay its previous senior 364-day term loan facility entered into on March 15, 2019.
Disposal of WEH
In January 2020, the Group finalized its plan to sell WEH and began soliciting bids from potential buyers. On March 26, 2020, A/NPC WEH Holdings, LLC entered into a definitive stock purchase agreement with the Group and agreed to acquire WEH in an all cash transaction at an enterprise value of approximately €652,426 (US$730,000,000). The board of directors of the Group determined that the enterprise value to be fair and determined the transaction to be in the best interests of the shareholders of the Group. The transaction is expected to be completed by second quarter of 2020, subject to the receipt of antitrust approvals in certain jurisdictions.
On February 28, 2020, in connection with the WEH sale, the Company entered into a conditional agreement with World Triathlon Corporation, or WTC, and senior executives of WTC, to terminate option award agreements relating to options granted to such executives under the Management Equity Incentive Plan.
Dismissal of the Company’s class action
With respect to the Company’s class action filed in 2019, the court appointed a lead plaintiff on March 3, 2020. Subsequently on May 18, 2020, the lead plaintiff filed a notice of dismissal, voluntarily dismissing this case in its entirety, without prejudice. The dismissal was without costs and other award to either party.